UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

ROWAN COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056
(Address of principal executive offices)	(zip code)

(713) 621-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Explanatory Note

This Amendment is to correct the location of future work for the Rowan EXL IV.

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01:

The Monthly Fleet Status Report for Rowan Companies, Inc., as of March 27, 2012, is attached as Exhibit 99.1.

Item 8.01. Other Events

Rowan Companies, Inc. confirmed that an incident occurred on Sunday, March 25, 2012 on the Total E&P UK (“Total”) wellhead platform in the Elgin Field in the North Sea, resulting in a gas release.  Total is working to control the release.  The Rowan Viking has been working on the platform, and all Rowan and Total personnel have been safely evacuated.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

99.1	Monthly Fleet Status Report at March 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

By:	/s/ William H. Wells
William H. Wells
Senior Vice President – CFO and Treasurer
(Principal Financial Officer)

Dated: March 27, 2012

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EXHIBIT INDEX

EXHIBIT DESCRIPTION

Exhibit
Number	Exhibit Description

99.1	Monthly Fleet Status Report at March 27, 2012

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